                                  [ARTWORK]



                        PAPP AMERICA-ABROAD FUND, INC.
                                A No-Load Fund



                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1996



                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32/nd/ Street
                                                        Suite 280
                                                        Phoenix, AZ  85018
                                                        (602)956-1115 Local
                                                        (800)421-4004

                             FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE

The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

THE INVESTMENT ADVISER

The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $ 578 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts (CFAs).

EXPERIENCED MANAGEMENT

The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 41 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 17 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD

The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1-1/4%.

SUITABILITY

The Fund is suitable only for long-term investors seeking capital appreciation and increased dividend income over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                         Papp America-Abroad Fund, Inc.


Dear Fellow Shareholder:

Our Fund has done well during the first nine months of 1996. On a per share basis, we were up 18.9% during that period. Since inception, a little less than five years ago, we are up 107.3%. Despite a minor technical correction in July, which the pundits had been predicting for over two years and from which the overall market recovered quickly, the Standard & Poor's 500 Stock Average actually gained 3.1% during the September quarter.

Shareholders often ask me whether the stock market is "too high." While the S&P 500 is selling at about 16.8 times expected 1997 earnings, viewed in the light of a number of critical factors, today's prices seem reasonable. Consider the following:

     Our economy is strong. Many new jobs have been created and unemployment is at its lowest level in a long time. Rather than an increase in benefits and perquisites, the real disposable income of the average worker is increasing for the first time in many years.

     Inflation is moderate and shows no signs of getting out of hand. Any increase in interest rates by the Federal Reserve will probably be minor and will likely not adversely affect the economy.

     The worldwide competitive position of the United States has never been better. We are the leaders in technology and the world wants our products as represented by consumer goods, movies, television productions, and music.

     The earnings of our best managed, growth companies continue to improve, often dramatically. It is the shares of companies like these which we seek for our Fund's portfolio.

     Finally, although there are plenty of hot spots around the world, the cold war has ended and the United States has emerged as the only Superpower. This has enabled many nations to reduce their armaments spending, which in turn frees more income for discretionary spending.

These are the circumstances in which we find ourselves today. They are not conditions under which one would expect a weak stock market, especially when it appears the present situation will continue for at least a few more years. And these are the reasons we remain optimistic.

                                         Warmest regards,


                                         /s/ L. Roy Papp
                                         L. Roy Papp, Chairman
                                         October 4, 1996



                                                                               3
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                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                                                                         Number     Market
                          Common Stocks                                of Shares     Value
------------------------------------------------------------------     ---------  ----------
INDUSTRIAL SERVICES (12.8%)
  Air Express International
   (Air freight forwarding)                                               30,000  $  847,500
  Interpublic Group of Companies, Inc.
   (Worldwide advertising agencies)                                       23,800   1,124,550
  Manpower, Inc.
   (Provider of nongovernment employment services)                        30,500   1,014,125
                                                                                  ----------
                                                                                   2,986,175
                                                                                  ----------


COMPUTERS AND SOFTWARE (11.7%)
  Hewlett-Packard Company
   (Manufacturer of printers, computers, and medical
   electronic equipment)                                                  14,400     702,000
  Intel Corporation
   (Manufacturer of microprocessors, microcontrollers, and
   memory chips)                                                          13,000   1,240,688
  Microsoft Corporation*
   (Personal computer software)                                            6,000     791,250
                                                                                  ----------
                                                                                   2,733,938
                                                                                  ----------
HEALTHCARE (10.2%)
  Abbott Laboratories
   (Healthcare products)                                                  10,900     536,825
  Johnson & Johnson
   (Healthcare products)                                                  15,000     768,750
  Merck & Company
   (Ethical drugs and specialty chemicals)                                15,500   1,090,813
                                                                                  ----------
                                                                                   2,396,388
                                                                                  ----------
ELECTRICAL EQUIPMENT (10.0%)
  General Electric Co.
   (Diversified industrial company)                                       15,000   1,365,000
  Emerson Electric Company
   (Manufacturer of electrical and electronic products and systems)       10,900     982,363
                                                                                  ----------
                                                                                   2,347,363
                                                                                  ----------
CONSUMER PRODUCTS (9.3%)
  Gillette Company
   (Shaving and personal care)                                            16,000   1,154,000
  Procter & Gamble Company
   (Household, personal care, and food products)                          10,400   1,014,000
                                                                                  ----------
                                                                                   2,168,000
                                                                                  ----------

DISTRIBUTORS (8.9%)
  Arrow Electronics, Inc.*
   (Distributor of electronic components and computer products)
  Sigma-Aldrich Corp.                                                     18,500   8,023,250
   (Develops, manufactures, and distributes specialty chemicals)          22,000   1,254,000
                                                                                   ---------
                                                                                   2,077,250
                                                                                   ---------

*Non-income producing security.


4
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                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 1996
                                  (Unaudited)

                                                                   Number          Market
                   Common Stocks (continued)                       of Shares       Value
--------------------------------------------------------------     ---------     -----------
     FOOD AND BEVERAGE (7.6%)
      CPC International
       (International food processor)                                 11,000     $   823,625
      Coca Cola Company
       (Dominant international soft drink company)                    18,600         946,275
                                                                                 -----------
                                                                                   1,769,900
                                                                                 -----------
     FINANCIAL SERVICES (6.9%)
      State Street Boston Corporation
       (Provider of U.S. and global securities custodial services)    28,300       1,623,712
                                                                                 -----------

     RESTAURANTS (3.7%)
      McDonald's Corporation
       (Fast food restaurants and franchising)                        18,400         871,700
                                                                                 -----------

     TELECOMMUNICATIONS (3.3%)
      Motorola, Inc.
       (Manufacturer of electronic equipment)                         15,200         784,700
                                                                                 -----------



     MISCELLANEOUS (14.3%)
      Exxon Corp.
       (Worldwide integrated oil company)                              4,500         374,625
      Intermagnetics General*
       (Manufacturer of superconductive magnetic systems
       and environmentally acceptable refrigerants)                    8,364         116,050
      Mattel, Inc.
       (Toy manufacturer)                                             36,000         931,500
      Millipore Corporation
       (Leading supplier of purification products)                    18,500         730,750
      Reuters Holdings P.L.C.
       (International news agency)                                     5,000         346,250
      Verifone, Inc.*
       (Supplier of transaction automation systems)                   19,000         850,250
                                                                                 -----------
                                                                                   3,349,425
                                                                                 -----------

     TOTAL COMMON STOCKS - 98.7%                                                  23,108,551

     CASH AND OTHER ASSETS, LESS LIABILITIES - 1.3%                                  294,955
                                                                                 -----------

     NET ASSETS                                                                  $23,403,506
                                                                                 ===========

     NET ASSET VALUE PER SHARE
      (Based on 1,227,820 shares outstanding at September 30, 1996)                   $19.06
                                                                                 ===========

     *Non-income producing security.

                                                                               5
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                        PAPP AMERICA-ABROAD FUND, INC.

                                   DIRECTORS
             James K. Ballinger                    L. Roy Papp
             Amy S. Clague                         Rosellen C. Papp
             Robert L. Mueller                     Bruce C. Williams
             Harry A. Papp

                                    OFFICERS
             Chairman - L. Roy Papp                President - Harry A. Papp

                                VICE PRESIDENTS
             Victoria S. Cavallero                 Robert L. Mueller
             George D. Clark, Jr.                  Rosellen C. Papp
             Jeffrey N. Edwards                    Bruce C. Williams
             Robert L. Hawley

                         Secretary - Robert L. Mueller
                   Assistant Secretary - Barbara D. Perleberg
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115

                                   CUSTODIAN
                          Wells Fargo Bank of Arizona
                           100 West Washington Street
                            Phoenix, Arizona  85003

                    SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.